                                                                   Exhibit 10.14

                              QUANTUM CORPORATION

                              MAXTOR CORPORATION


                  7% Convertible Subordinated Notes due 2004


                         THIRD SUPPLEMENTAL INDENTURE


                           Dated as of April 2, 2001


                                      to


                                   INDENTURE


                          Dated as of August 1, 1997


                       LASALLE BANK NATIONAL ASSOCIATION

                         (f/k/a LaSalle National Bank)

     This Third Supplemental Trust Indenture, dated as of April 2, 2001 (the "Supplemental Indenture"), among Quantum Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), Maxtor Corporation, a corporation duly organized and existing under the laws of the State of Delaware ("Maxtor"), and LaSalle Bank National Association (f/k/a Lasalle National Bank), a national banking association organized and existing under the laws of the United States of America, as Trustee (the "Trustee"), supplementing that certain Indenture, dated as of August 1, 1997, between the Company and the Trustee, as supplemented by the Supplemental Indenture, dated as of August 1, 1997 (the "First Supplemental Indenture"), as supplemented by the Second Supplemental Indenture, dated as of August 4, 1999 (the "Second Supplemental Indenture," and such Indenture, as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and this Supplemental Indenture, being referred to herein as the "Indenture").

                                    RECITALS

     A. The Company has duly authorized the execution and delivery of the Indenture heretofore executed and delivered to provide for the issuance from time to time of its unsecured debentures, notes, or other evidences of indebtedness to be issued in one or more series as provided for in the Indenture heretofore executed and delivered.

     B. The Company issued Securities denominated "7% Convertible Subordinated Notes due 2004" (the "Notes") pursuant to the terms of the First Supplemental Indenture.

     C. On August 4, 1999, the Company entered into a restructuring (the "Restructuring") of its common stock, whereby the common stock of the Company was exchanged for two classes of tracking stock called DLT & Storage Systems group stock and Hard Disk Drive group stock. In connection with the Restructuring, each share of common stock was changed into one share of DLT & Storage Systems group stock and 0.5 shares of Hard Disk Drive ("HDD") group stock, and pursuant to Section 1409 of the Indenture, the Company and the Trustee executed the Second Supplemental Indenture to make the Notes convertible into both classes of tracking stock as set forth in the Second Supplemental Indenture.

     D. The Company has entered into an Amended and Restated Agreement and Plan of Merger and Reorganization, dated as of October 3, 2000, by and among the Company, Insula Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company ("Spinco"), Maxtor and Hawaii Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Maxtor pursuant to which the Company will contribute and transfer to Spinco all of the assets and liabilities associated with the HDD business, and upon the completion of such contribution and transfer and immediately prior to and in connection with the merger of Spinco with and into Maxtor (the "Merger"), the Company will redeem the Hard Disk Drive group stock.

     E. Pursuant to Section 1409 of the Indenture, the Company, Maxtor and Trustee have agreed in connection with the Merger to execute this Supplemental Indenture to make the Notes convertible into Quantum Common Stock (as defined below) and the Maxtor Common Stock (as defined below) as set forth herein.

                                  ARTICLE ONE
                                   AMENDMENTS

Section 101 Amendment to Section 101 of Indenture. Section 101 of the Indenture, as amended by Section 101 of the Second Supplemental Indenture, is hereby amended by deleting the definitions of DSS Common Stock and HDD Common Stock and by adding the following definitions in appropriate alphabetical order:

          "Board of Directors" means either the board of directors of the Company or Maxtor, as the case may be, or any duly authorized committee of that board empowered to act for it with respect to this Indenture.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or Maxtor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Common Stock" shall mean the Quantum Common Stock and Maxtor Common Stock or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company or Maxtor, as the case may be, and which are not subject to redemption by the Company or Maxtor.

          "Maxtor" means the corporation named as "Maxtor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Maxtor" shall mean such successor Person.

          "Maxtor Common Stock" shall mean the Common Stock, par value $.01 per share, of Maxtor or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of Maxtor and which are not subject to redemption by Maxtor; provided that if at any time there
                                              --------
     shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          "Maxtor Subsidiary" means a corporation of which at least a majority of the outstanding voting stock having the power to elect a majority of the board of directors of such corporation is at the time owned, directly or indirectly, by Maxtor or by one or more other subsidiaries of Maxtor, or by Maxtor and one or more other subsidiaries of Maxtor, and the accounts of which are consolidated with those of Maxtor in its most recent consolidated financial statements in accordance with generally accepted accounting principles. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the principal financial officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or Maxtor, as the case may be, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

          "Quantum Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided
                                                                     --------
     that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

Section 102  Amendments to Article Fourteen of Indenture.

     Article Fourteen of the Indenture, as amended by Section 102 of the Second Supplemental Indenture, is hereby replaced in its entirety with the following:

                                ARTICLE FOURTEEN

                            CONVERSION OF SECURITIES

     SECTION 1401.  Applicability of Article Fourteen.

          The provisions of this Article shall be applicable to the Securities which are convertible into shares of Quantum Common Stock or Maxtor Common Stock, as the case may be, and the issuance of such shares of Quantum Common Stock or Maxtor Common Stock, as the case may be, upon the conversion of such Securities, except as otherwise specified as contemplated by Section 301 for the Securities of such series.

     SECTION 1402.  Exercise of Conversion Privilege.

          In order to exercise a conversion privilege, the Holder of a Security with such a privilege shall surrender such Security to the Company at the office or agency maintained for that purpose pursuant to Section 1002, accompanied by a duly executed conversion notice to the Company and Maxtor substantially in the form set forth in Section 206 stating that the Holder elects to convert such Security or a specified portion thereof. Such notice shall also state, if different from the name and address of such Holder, the name or names (with address) in which the certificate or certificates for shares of Quantum Common Stock and Maxtor Common Stock, as the case may be, which shall be issuable on such conversion shall be issued. Securities surrendered for conversion shall (if so required by the Company, Maxtor or the Trustee) be duly endorsed by or accompanied by instruments of transfer in forms satisfactory to the Company, Maxtor and the Trustee duly executed by the registered Holder or its attorney duly authorized in writing; and Securities so surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (excluding Securities or portions thereof called for redemption during the period beginning at the close of business on a Regular Record Date and ending at the opening of business on the first Business Day after the next succeeding Interest Payment Date, or if such Interest Payment Date is not a Business Day, the second such Business Day) shall also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security then being converted, and such interest shall be payable to such registered Holder notwithstanding the conversion of such Security, subject to the provisions of Section 307 relating to the payment of Defaulted Interest by the Company. As promptly as practicable after the receipt of such notice and of any payment required pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto setting forth the terms of such series of Security, and the surrender of such Security in accordance with such reasonable regulations as the Company may prescribe, the Company and Maxtor shall issue and shall deliver, at the office or agency at which such Security is surrendered, to such Holder or on its written order, a certificate or certificates for the number of full shares of the respective Quantum Common Stock and Maxtor Common Stock issuable upon the conversion of such Security (or specified portion thereof), in accordance with the provisions of such Board Resolution, Officers' Certificate or supplemental indenture, and cash as provided therein in respect of any fractional share of such Quantum Common Stock or Maxtor Common Stock, as the case may be, otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such notice and such payment, if required, shall have been received in proper order for conversion by the Company and Maxtor and such Security shall have been surrendered as aforesaid (unless such Holder shall have so surrendered such Security and shall have instructed the Company and Maxtor to effect the conversion on a particular date following such surrender and such Holder shall be entitled to convert such Security on such date, in which case such conversion shall be deemed to be effected immediately prior to the close of business on such date) and at such time the rights of the Holder of such Security as such Security Holder shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Quantum Common Stock and Maxtor Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby. Except as set forth above and subject to the final paragraph of Section 307, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities (or any part thereof) surrendered for conversion or on account of any dividends on Quantum Common Stock or Maxtor Common Stock issued upon such conversion.

          In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unconverted portion of such Security.

     SECTION 1403.  No Fractional Shares.

          No fractional share of Quantum Common Stock or Maxtor Common Stock shall be issued upon conversions of Securities of any series. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If, except for the provisions of this Section 1403, any Holder of a Security or Securities would be entitled to a fractional share of Quantum Common Stock or Maxtor Common Stock upon the conversion of such Security or Securities, or specified portions thereof, the Company or Maxtor, as the case may be, shall pay to such Holder an amount in cash equal to the current market value of such fractional share computed, (i) if such Quantum Common Stock or Maxtor Common Stock, as the case may be, is listed or admitted to unlisted trading privileges on a national securities exchange or market, on the basis of the last reported sale price regular way on such exchange or market on the last trading day prior to the date of conversion upon which such a sale shall have been effected, or (ii) if such Quantum Common Stock or Maxtor Common Stock, as the case may be, is not at the time so listed or admitted to unlisted trading privileges on a national securities exchange or market, on the basis of the average of the bid and asked prices of such Quantum Common Stock or Maxtor Common Stock, as the case may be, in the over-the-counter market, on the last trading day prior to the date of conversion, as reported by the National Quotation Bureau, Incorporated or similar organization if the National Quotation Bureau, Incorporated is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors. For purposes of this Section 1403, "trading day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which either the Quantum Common Stock or Maxtor Common Stock, as the case may be, is not traded on the Nasdaq National Market, or if the Quantum Common Stock or Maxtor Common Stock, as the case may be, is not traded on the Nasdaq National Market, on the principal exchange or market on which the Quantum Common Stock or Maxtor Common Stock, as the case may be, is traded or quoted.

     SECTION 1404. Adjustment of the Quantum Conversion Price and the Maxtor Conversion Price.

          The Quantum Conversion Price and the Maxtor Conversion Price shall be adjusted for any stock dividends, stock splits, reclassifications, combinations or similar transactions in accordance with the terms of the supplemental indenture or Board Resolutions of the Company or Maxtor, as the case may be, setting forth the terms of the Securities as set forth in
     Section 105 of this Supplemental Indenture.

          Whenever either the Quantum Conversion Price or the Maxtor Conversion Price is adjusted, the Company or Maxtor, as the case may be, shall compute the adjusted Quantum Conversion Price or Maxtor Conversion Price, as the case may be, in accordance with terms of the applicable Board Resolution of the Company or Maxtor, as the case may be, or supplemental indenture and shall prepare an Officers' Certificate of either the Company or Maxtor, as the case may be, setting forth the adjusted Quantum Conversion Price or Maxtor Conversion Price, as the case may be, and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002 and, if different, with the Trustee. The Company shall with respect to any adjustment to the Quantum Conversion Price forthwith cause a notice setting forth the adjusted Quantum Conversion Price to be mailed, first class postage prepaid, to each Holder of Securities of such series at its address appearing on the Security Register and to any conversion agent other than the Trustee. Maxtor shall with respect to any adjustment to the Maxtor Conversion Price forthwith cause a notice setting forth the adjusted Maxtor Conversion Price to be mailed, first class postage prepaid, to each Holder of Securities of such series at its address appearing on the Security Register and to any conversion agent other than the Trustee.

          SECTION 1405.  Notice of Certain Corporate Actions.

          (i) In the case of the Company, if:

               (1) the Company shall declare a dividend (or any other distribution) on its Quantum Common Stock payable otherwise than in cash out of its retained earnings (other than a dividend for which approval of any stockholders of the Company is required) that would require an adjustment pursuant to Section 1404; or

               (2) the Company shall authorize the granting to all or substantially all of the holders of its Quantum Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights (other than any such grant for which approval of any stockholders of the Company is required); or

               (3) any reclassification of the Quantum Common Stock (other than a subdivision or combination of its outstanding shares of Quantum Common Stock, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required), or of the sale of all or substantially all of the assets of the Company shall occur; or

               (4) the voluntary or involuntary dissolution, liquidation or winding up of the Company shall occur;

               then the Company shall cause to be filed with the Trustee, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in Clause (1) or (2) above) prior to the applicable record date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Quantum Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Quantum Common Stock of record shall be entitled to exchange their shares of Quantum Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up. If at any time the Trustee shall not be the conversion agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

          (ii) In the case of Maxtor, if:

               (1) Maxtor shall declare a dividend (or any other distribution) on its Maxtor Common Stock payable otherwise than in cash out of its retained earnings (other than a dividend for which approval of any stockholders of Maxtor is required) that would require an adjustment pursuant to Section 1404; or

               (2) Maxtor shall authorize the granting to all or substantially all of the holders of its Maxtor Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights (other than any such grant for which approval of any stockholders of Maxtor is required); or

               (3) any reclassification of the Maxtor Common Stock (other than a subdivision or combination of its outstanding shares of Maxtor Common Stock, or of any consolidation, merger or share exchange to which Maxtor is a party and for which approval of any stockholders of Maxtor is required), or of the sale of all or substantially all of the assets of Maxtor shall occur; or

               (4) the voluntary or involuntary dissolution, liquidation or winding up of Maxtor shall occur;

               then Maxtor shall cause to be filed with the Trustee, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in Clause (1) or (2) above) prior to the applicable record date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Maxtor Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Maxtor Common Stock of record shall be entitled to exchange their shares of Maxtor Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up. If at any time the Trustee shall not be the conversion agent, a copy of such notice shall also forthwith be filed by Maxtor with the Trustee.

     SECTION 1406. Reservation of Shares of Quantum Common Stock and Maxtor Common Stock.

          The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Quantum Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Quantum Common Stock then issuable upon the conversion of all outstanding Securities that have conversion rights.

          Maxtor shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Maxtor Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Maxtor Common Stock then issuable upon the conversion of all outstanding Securities that have conversion rights.

     SECTION 1407.  Payment of Certain Taxes Upon Conversion.

          Except as provided in the next sentence, the Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of its Quantum Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of its Quantum Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

          Except as provided in the next sentence, Maxtor will pay any and all taxes that may be payable in respect of the issue or delivery of shares of its Maxtor Common Stock on conversion of Securities pursuant hereto.
     Maxtor shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of its Maxtor Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to Maxtor the amount of any such tax, or has established, to the satisfaction of Maxtor, that such tax has been paid.

     SECTION 1408.  Nonassessability.

          The Company covenants that all shares of its Quantum Common Stock which may be issued upon conversion of Securities will upon issue in accordance with the terms hereof be duly and validly issued and fully paid and nonassessable.

          Maxtor covenants that all shares of its Maxtor Common Stock which may be issued upon conversion of Securities will upon issue in accordance with the terms hereof be duly and validly issued and fully paid and nonassessable.

     SECTION 1409.  Provision in Case of Consolidation, Merger or Sale of
                    Assets.

          (i) With respect to the Company, if any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Quantum Common Stock (other than a subdivision or combination of Quantum Common Stock to which
               Section 1404 applies), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Quantum Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Quantum Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Quantum Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Quantum Common Stock, then the Company and Maxtor (as required) or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that the Holder of each Security of a series then Outstanding that is convertible into Quantum Common Stock of the Company shall have the right thereafter to convert such Security into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Quantum Common Stock issuable upon conversion of such Securities (assuming, for such purposes, a sufficient number of authorized shares of Quantum Common Stock is available to convert all such Securities) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Quantum Common Stock did not exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of Quantum Common Stock in respect of which such rights of election shall not have been exercised ("nonelecting share")), then for the purposes of this
               Section 1409 the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares.

         (ii) With respect to Maxtor, if any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Maxtor Common Stock (other than a subdivision or combination of Maxtor Common Stock to which Section 1404 applies), (ii) any consolidation, merger or combination of Maxtor with another corporation as a result of which holders of Maxtor Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Maxtor Common Stock, or (iii) any sale or conveyance of the properties and assets of Maxtor as, or substantially as, an entirety to any other corporation as a result of which holders of Maxtor Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Maxtor Common Stock then the Company and Maxtor or the Company and the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that the Holder of each Security of a series then Outstanding that is convertible into Maxtor Common Stock shall have the right thereafter to convert such Security into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Maxtor Common Stock issuable upon conversion of such Securities (assuming, for such purposes, a sufficient number of authorized shares of Maxtor Common Stock available to convert all such Securities) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Maxtor Common Stock did not exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance (provided that, if the kind or amount of
                                   --------
               securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of Maxtor Common Stock in respect of which such rights of election shall not have been exercised ("Maxtor nonelecting share")), then for the purposes of this
               Section 1409 the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance for each Maxtor non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the Maxtor nonelecting shares.

         (iii) Such supplemental indenture in the event of either (i) or (ii) above shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Fourteen or in accordance with the terms of the supplemental indenture or Board Resolutions of the Company or Maxtor, as the case may be, setting forth the terms of such adjustments. The above provisions of this Section 1409 shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases. Notice of the execution of such a supplemental indenture shall be given by the Company to the Holder of each Security of a series that is convertible into Quantum Common Stock or Maxtor Common Stock as provided in
               Section 106 promptly upon such execution.

               Neither the Trustee nor any conversion agent, if any, shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property or cash receivable by Holders of Securities of a series convertible into Quantum Common Stock and Maxtor Common Stock upon the conversion of their Securities after any such consolidation, merger, conveyance, transfer, sale or lease or to any such adjustment, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Company or Maxtor, as applicable, shall cause to be furnished to the Trustee upon request.

     SECTION 1410.  Duties of Trustee Regarding Conversion.

          Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any Holder of Securities that are convertible into Quantum Common Stock and Maxtor Common Stock to determine whether any facts exist which may require any adjustment of the Quantum Conversion Price or the Maxtor Conversion Price, as the case may be, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, whether herein or in any supplemental indenture, any resolutions of the Board of Directors of the Company or Maxtor, as the case may be, or written instrument executed by one or more officers of the Company provided to be employed in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Quantum Common Stock or Maxtor Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Securities and neither the Trustee nor any conversion agent makes any representation with respect thereto. Subject to the provisions of Section 601, neither the Trustee nor any conversion agent shall be responsible for any failure of either the Company or Maxtor to issue, transfer or deliver any shares of their respective Quantum Common Stock or Maxtor Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or to comply with any of the covenants of the Company and Maxtor contained in this Article Fourteen or in the applicable supplemental indenture, resolutions of the Board of Directors of the Company or Maxtor, as the case may be, or written instrument executed by one or more duly authorized officers of the Company or Maxtor, as the case may be.

     SECTION 1411.  Repayment of Certain Funds Upon Conversion.

          Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of, and premium, if any, and interest, if any, on any of the Securities (including, but not limited to funds deposited pursuant to Article Thirteen hereof) and which shall not be required for such purposes because of the conversion of such Securities as provided in this Article Fourteen shall after such conversion be repaid to the Company by the Trustee upon the Company's written request.

Section 103  Amendments to Section 201 of First Supplemental Indenture.

     Section 201 of the First Supplemental Indenture, as amended by Section 201 of the Second Supplemental Indenture, is hereby amended by deleting the definitions of DSS Conversion Price and HDD Conversion Price and by adding the following definitions in the appropriate alphabetized order:

          "Maxtor Conversion Price" shall have the meaning specified in Section 501 of this Supplemental Indenture.

          "Quantum Conversion Price" has the meaning specified in Section 501 of this Supplemental Indenture.

Section 104 Amendment to Section 401 of First Supplemental Indenture.

     Section 401 of the First Supplemental Indenture, as amended by Section 104 of the Second Supplemental Indenture, is hereby amended by replacing the proviso beginning in the fourth line of the first paragraph of Section 401 with the following:

     provided, however, that the Notes will not be redeemable following August
     --------  -------
     1, 1999, and before August 1, 2001, unless the fair market value of the Quantum Common Stock and Maxtor Common Stock issuable upon the conversion of $1,000 of principal amount of Notes, based on the Closing Prices for at least 20 Trading Days within a period of 30 consecutive Trading Days ending within five Trading Days prior to the notice of redemption, exceeds $1,250 (using the same Trading Days for determining the Closing Prices of both the Quantum Common Stock and the Maxtor Common Stock).

Section 105 Amendment to Article Five of First Supplemental Indenture.

     Article Five of the First Supplemental Indenture, as amended by Section 105 of the Second Supplemental Indenture, is hereby replaced in its entirety with the following:

     Section 501  Conversion Right

          Subject to and upon compliance with the provisions of this Article Five, each Holder shall have the right to convert any $1000 of principal of Notes held by such Holder into the number of shares of Quantum Common Stock obtained by dividing $666.67 by the Quantum Conversion Price and into the number of shares of Maxtor Common Stock obtained by dividing $333.33 by the Maxtor Conversion Price. Such conversion right shall commence on August 1, 1997 and expire at the close of business on August 1, 2004, subject, in the case of the conversion of any Global Security, to any applicable book-entry procedures of the Depositary therefor. In case a Note is called for redemption at the election of the Company, such conversion right in respect of the Note shall expire at the close of business on the Business Day next preceding the Redemption Date. A Note in respect of which a Holder is exercising its option to require redemption upon a Fundamental Change may be converted only if such Holder withdraws its election to exercise its option in accordance with Article Six hereof.

          The initial Quantum Conversion Price shall be $30.883 and the initial Maxtor Conversion Price shall be $20.318, and each shall be adjusted in certain instances as provided in this Article Five.

     Section 502  Adjustment of Conversion Price.

     The Quantum Conversion Price shall be subject to adjustment from time to time as follows:

          (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Quantum Common Stock in shares of Quantum Common Stock, the Quantum Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Quantum Conversion Price by a fraction of which the numerator shall be the number of shares of Quantum Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. The Company will not pay any dividend or make any distribution on shares of Quantum Common Stock held in the treasury of the Company. If any dividend or distribution of the type described in this
Section 502(a) is declared but not so paid or made, the Quantum Conversion Price shall again be adjusted to the Quantum Conversion Price which would then be in effect if such dividend or distribution had not been declared.

          (b) In case the Company shall issue rights or warrants to all holders of its outstanding shares of Quantum Common Stock entitling them (for a period expiring within 45 days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Quantum Common Stock at a price per share less than the Current Market Price (as defined below) on the date fixed for determination of stockholders entitled to receive such rights or warrants, the Quantum Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Quantum Conversion Price in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction of which the numerator shall be the number of shares of Quantum Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Quantum Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the total number of additional shares of Quantum Common Stock offered for subscription or purchase. Such adjustment shall be successively made whenever any such rights and warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Quantum Common Stock are not delivered after the expiration of such rights or warrants, the Quantum Conversion Price shall be readjusted to the Quantum Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Quantum Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Quantum Conversion Price shall again be adjusted to be the Quantum Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Quantum Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Quantum Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

          (c) In case outstanding shares of Quantum Common Stock shall be subdivided into a greater number of shares of Quantum Common Stock, the Quantum Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Quantum Common Stock shall be combined into a smaller number of shares of Quantum Common Stock, the Quantum Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Quantum Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 502(a) applies) or evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in Section 502(b), and excluding any dividend or distribution (x) paid exclusively in cash or (y) referred to in Section 502(a) (any of the foregoing hereinafter in this Section 502(d) called the "Distribution Securities")), then, in each such case (unless the Company elects to reserve such Distribution Securities for distribution to the Holders upon the conversion of the Notes so that any such Holder converting Notes will receive upon such conversion, in addition to the shares of Quantum Common Stock to which such Holder is entitled, the amount and kind of such Distribution Securities which such Holder would have received if such Holder had converted its Notes immediately prior to the Distribution Record Date (as defined in Section 504(c) for such distribution of the Distribution Securities)), the Quantum Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Quantum Conversion Price in effect on the Distribution Record Date with respect to such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Quantum Common Stock on such Distribution Record Date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a Board Resolution) on the Distribution Record Date of the portion of the Distribution Securities so distributed applicable to one share of Quantum Common Stock and the denominator shall be the Current Market Price per share of the Quantum Common Stock, such reduction to become effective immediately prior to the opening of business on the day following such Distribution Record Date; provided, however, that in the event the then fair market value (as so
--------  -------
determined) of the portion of the Distribution Securities so distributed applicable to one share of Quantum Common Stock is equal to or greater than the Current Market Price of the Quantum Common Stock on the Distribution Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of Distribution Securities such Holder would have received had such Holder converted each Note on the Distribution Record Date. In the event that such dividend or distribution is not so paid or made, the Quantum Conversion Price shall again be adjusted to be the Quantum Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 502(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price of the Quantum Common Stock.

          Each share of Quantum Common Stock upon conversion of Notes shall be entitled to receive the appropriate number of Rights, if any, and the certificates representing the Quantum Common Stock issued upon such conversion shall bear such legends, if any, in each case as provided by and subject to the terms of the Rights Agreement as in effect at the time of such conversion. If the Rights are separated from the Quantum Common Stock in accordance with the provisions of the Rights Agreement such that the Holders would thereafter not be entitled to receive any such Rights in respect to the Quantum Common Stock, issuable upon conversion of such Notes, the Quantum Conversion Price will be adjusted as provided in this Section 502(d) on the separation date; provided
                                                                    --------
that if such Rights expire, terminate or are redeemed by the Company, the Quantum Conversion Price shall again be adjusted to be the Quantum Conversion Price which would then be in effect if such separation had not occurred. In lieu of any such adjustment, the Company may amend the Rights Agreement to provide that upon conversion of the Notes the Holders will receive, in addition to the Quantum Common Stock issuable upon such conversion, the Rights which would have attached to such shares of Quantum Common Stock if the Rights had not become separated from the Quantum Common Stock pursuant to the provisions of the Rights Agreement.

          Rights or warrants distributed by the Company to all holders of Quantum Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger

Event"): (i) are deemed to be transferred with such shares of Quantum Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Quantum Common Stock, shall be deemed not to have been distributed for purposes of this Section 502 (and no adjustment to the Quantum Conversion Price under this Section 502 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Quantum Conversion Price shall be made under this Section 502(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Supplemental Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Quantum Conversion Price under this
Section 502 was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Quantum Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Quantum Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Quantum Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Quantum Conversion Price shall be readjusted as if such rights and warrants had not been issued.

     For purposes of this Section 502(d) and Sections 502(a) and (b), any dividend or distribution to which this Section 502(d) is applicable that also includes shares of Quantum Common Stock, or rights or warrants to subscribe for or purchase shares of Quantum Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Quantum Common Stock or rights or warrants (and any Quantum Conversion Price reduction required by this Section 502(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Quantum Common Stock or such rights or warrants (and any further Quantum Conversion Price reduction required by Sections 502(a) and (b) with respect to such dividend or distribution shall then be made), except (A) the Distribution Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution" and "the date fixed for such determination" within the meaning of Sections 502(a) and (b) and (B) any shares of Quantum Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 502(a).

          (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Quantum Common Stock cash (excluding (x) any quarterly cash dividend on the Quantum Common Stock to the extent the aggregate cash dividend per share of Quantum Common Stock in any fiscal quarter does not exceed the greater of (A) the amount per share of Quantum Common Stock of the next preceding quarterly cash dividend on the Quantum Common Stock to the extent that such preceding quarterly dividend did not require any adjustment of the Quantum Conversion Price pursuant to this Section 502(e) (as adjusted to reflect subdivisions or combinations of the Quantum Common Stock), and (B) 3.75% of the arithmetic average of the Closing Price (determined as set forth in Section 504(a)) during the ten Trading Days (as defined in Section 504(e)) immediately prior to the date of declaration of such dividend, and (y) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary), then, in such case, the Quantum Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Quantum Conversion Price in effect immediately prior to the close of business on such Distribution Record Date by a fraction of which the numerator shall be the Current Market Price of the Quantum Common Stock on the Distribution Record Date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Quantum Common Stock and the denominator shall be such Current Market Price of the Quantum Common Stock, such reduction to be effective immediately prior to the opening of business on the day following the Distribution Record Date; provided, however,
                                                            --------  -------
that in the event the portion of the cash so distributed applicable to one share of Quantum Common Stock is equal to or greater than the Current Market Price of the Quantum Common Stock on the Distribution Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each Note on the Distribution Record Date. In the event that such dividend or distribution is not so paid or made, the Quantum Conversion Price shall again be adjusted to be the Quantum Conversion Price which would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 502(e) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this
Section 502(e) above as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution.

          (f) In case a tender or exchange offer made by the Company or any Subsidiary of the Company for all or any portion of the Quantum Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Quantum Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that as of the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Current Market Price of the Quantum Common Stock on the Trading Day next succeeding the Expiration Time, the Quantum Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Quantum Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the number of shares of Quantum Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the Current Market Price of the Quantum Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Quantum Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Quantum Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Quantum Conversion Price shall again be adjusted to be the Quantum Conversion Price which would then be in effect if such tender or exchange offer had not been made.

          (g) In case of a tender or exchange offer made by a Person other than the Company or any Subsidiary for an amount which increases the offeror's ownership of Quantum Common Stock to more than 25% of the aggregate amount of Quantum Common Stock outstanding and shall involve the payment by such Person of consideration per share of Quantum Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a Board Resolution) at the last time (the "Offer Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price of the Quantum Common Stock on the Trading Day next succeeding the Offer Expiration Time, and in which, as of the Offer Expiration Time the Board of Directors is not recommending rejection of the offer, the Quantum Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Quantum Conversion Price in effect immediately prior to the Offer Expiration Time by a fraction of which the numerator shall be the number of shares of Quantum Common Stock outstanding (including any tendered or exchanged shares) on the Offer Expiration Time multiplied by the Current Market Price of the Quantum Common Stock on the Trading Day next succeeding the Offer Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Offer Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Accepted Purchased Shares") and (y) the product of the number of shares of Quantum Common Stock outstanding (less any Accepted Purchased Shares) on the Offer Expiration Time and the Current Market Price of the Quantum Common Stock on the Trading Day next succeeding the Offer Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Offer Expiration Time. In the event that such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Quantum Conversion Price shall again be adjusted to be the Quantum Conversion Price which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 502(g) shall not be made if, as of the Offer Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Article Eight of the Indenture.

Section 503 Adjustment of Maxtor Conversion Price.

     The Maxtor Conversion Price shall be subject to adjustment from time to time as follows:

          (a) In case Maxtor shall hereafter pay a dividend or make a distribution to all holders of the outstanding Maxtor Common Stock in shares of Maxtor Common Stock, the Maxtor Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Maxtor Conversion Price by a fraction of which the numerator shall be the number of shares of Maxtor Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. The Company will not pay any dividend or make any distribution on shares of Maxtor Common Stock held in the treasury of Maxtor. If any dividend or distribution of the type described in this Section 503(a) is declared but not so paid or made, the Maxtor Conversion Price shall again be adjusted to the Maxtor Conversion Price which would then be in effect if such dividend or distribution had not been declared.

          (b) In case Maxtor shall issue rights or warrants to all holders of its outstanding shares of Maxtor Common Stock entitling them (for a period expiring within 45 days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Maxtor Common Stock at a price per share less than the Current Market Price (as defined below) on the date fixed for determination of stockholders entitled to receive such rights or warrants, the Maxtor Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Maxtor Conversion Price in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction of which the numerator shall be the number of shares of Maxtor Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Maxtor Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the total number of additional shares of Maxtor Common Stock offered for subscription or purchase. Such adjustment shall be successively made whenever any such rights and warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Maxtor Common Stock are not delivered after the expiration of such rights or warrants, the Maxtor Conversion Price shall be readjusted to the Maxtor Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Maxtor Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Maxtor Conversion Price shall again be adjusted to be the Maxtor Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Maxtor Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Maxtor Common Stock, there shall be taken into account any consideration received by Maxtor for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors of Maxtor.

          (c) In case outstanding shares of Maxtor Common Stock shall be subdivided into a greater number of shares of Maxtor Common Stock, the Maxtor Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Maxtor Common Stock shall be combined into a smaller number of shares of Maxtor Common Stock, the Maxtor Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (d) In case Maxtor shall, by dividend or otherwise, distribute to all holders of its Maxtor Common Stock shares of any class of capital stock of Maxtor (other than any dividends or distributions to which Section 503(a) applies) or evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in Section 503(b), and excluding any dividend or distribution (x) paid exclusively in cash or (y) referred to in
Section 503(a) (any of the foregoing hereinafter in this Section 503(d) called the "Maxtor Distribution Securities")), then, in each such case (unless Maxtor elects to reserve such Maxtor Distribution Securities for distribution to the Holders upon the conversion of the Notes so that any such Holder converting Notes will receive upon such conversion, in addition to the shares of Maxtor Common Stock to which such Holder is entitled, the amount and kind of such Maxtor Distribution Securities which such Holder would have received if such Holder had converted its Notes immediately prior to the Distribution Record Date (as defined in Section 504(c) for such distribution of the Maxtor Distribution Securities)), the Maxtor Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Maxtor Conversion Price in effect on the Distribution Record Date with respect to such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Maxtor Common Stock on such Distribution Record Date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Maxtor Board of Directors) on the Distribution Record Date of the portion of the Maxtor Distribution Securities so distributed applicable to one share of Maxtor Common Stock and the denominator shall be the Current Market Price per share of the Maxtor Common Stock, such reduction to become effective immediately prior to the opening of business on the day following such Distribution Record Date; provided, however, that in the event the then fair market value (as so
--------  -------
determined) of the portion of the Maxtor Distribution Securities so distributed applicable to one share of Maxtor Common Stock is equal to or greater than the Current Market Price of the Maxtor Common Stock on the Distribution Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of Maxtor Distribution Securities such Holder would have received had such Holder converted each Note on the Distribution Record Date. In the event that such dividend or distribution is not so paid or made, the Maxtor Conversion Price shall again be adjusted to be the Maxtor Conversion Price which would then be in effect if such dividend or distribution had not been declared.

If the Board of Directors of Maxtor determines the fair market value of any distribution for purposes of this Section 503(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price of the Maxtor Common Stock.

     Rights or warrants distributed by Maxtor to all holders of Maxtor Common Stock entitling the holders thereof to subscribe for or purchase shares of Maxtor's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Maxtor Trigger Event"): (i) are deemed to be transferred with such shares of Maxtor Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Maxtor Common Stock (such rights or warrants the "Maxtor Rights"), shall be deemed not to have been distributed for purposes of this
Section 503 (and no adjustment to the Maxtor Conversion Price under this Section 503 will be required) until the occurrence of the earliest Maxtor Trigger Event, whereupon such Maxtor Rights shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Maxtor Conversion Price shall be made under this Section 503(d). In lieu of any such adjustment, Maxtor may provide in the agreement that governs the Maxtor Rights (the "Maxtor Rights Agreement") that upon conversion of the Notes the Holders will receive, in addition to the Maxtor Common Stock issuable upon such conversion, the Maxtor Rights which would have attached to such shares of Maxtor Common Stock if the Maxtor Rights had not become separated from the Maxtor Common Stock pursuant to the provisions of the Maxtor Rights Agreement. Each share of Maxtor Common Stock upon conversion of Notes shall be entitled to receive the appropriate number of Maxtor Rights, if any, and the certificates representing the Maxtor Common Stock issued upon such conversion shall bear such legends, if any, in each case as provided by and subject to the terms of the Maxtor Rights Agreement as in effect at the time of such conversion. If any Maxtor Rights are subject to events, upon the occurrence of which such rights the Maxtor Rights become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such Maxtor Rights (and a termination or expiration of the existing Maxtor Rights without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of Maxtor Rights, or any Maxtor Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Maxtor Conversion Price under this Section 503 was made, (1) in the case of any such Maxtor Rights which shall all have been redeemed or repurchased without exercise by any holders thereof, the Maxtor Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Maxtor Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Maxtor Common Stock with respect to such Maxtor Rights (assuming such holder had retained such Maxtor Rights ), made to all holders of Maxtor Common Stock as of the date of such redemption or repurchase, and (2) in the case of such Maxtor Rights which shall have expired or been terminated without exercise by any holders thereof, the Maxtor Conversion Price shall be readjusted as if such Maxtor Rights had not been issued.

     For purposes of this Section 503(d) and Sections 503(a) and (b), any dividend or distribution to which this Section 503(d) is applicable that also includes shares of Maxtor Common Stock, or rights or warrants to subscribe for or purchase shares of Maxtor Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Maxtor Common Stock or rights or warrants (and any Maxtor Conversion Price reduction required by this Section 503(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Maxtor Common Stock or such rights or warrants (and any further Maxtor Conversion Price reduction required by Sections 503(a) and (b) with respect to such dividend or distribution shall then be made), except (A) the Distribution Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution" and "the date fixed for such determination" within the meaning of Sections 503(a) and (b) and (B) any shares of Maxtor Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 503(a).

          (e) In case Maxtor shall, by dividend or otherwise, distribute to all holders of its Maxtor Common Stock cash (excluding (x) any quarterly cash dividend on the Maxtor Common Stock to the extent the aggregate cash dividend per share of Maxtor Common Stock in any fiscal quarter does not exceed the greater of (A) the amount per share of Maxtor Common Stock of the next preceding quarterly cash dividend on the Maxtor Common Stock to the extent that such preceding quarterly dividend did not require any adjustment of the Maxtor Conversion Price pursuant to this Section 503(e) (as adjusted to reflect subdivisions or combinations of the Maxtor Common Stock), and (B) 3.75% of the arithmetic average of the Closing Price (determined as set forth in Section 504(a)) during the ten Trading Days (as defined in Section 504(e)) immediately prior to the date of declaration of such dividend, and (y) any dividend or distribution in connection with the liquidation, dissolution or winding up of Maxtor, whether voluntary or involuntary), then, in such case, the Maxtor Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Maxtor Conversion Price in effect immediately prior to the close of business on such Distribution Record Date by a fraction of which the numerator shall be the Current Market Price of the Maxtor Common Stock on the Distribution Record Date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Maxtor Common Stock and the denominator shall be such Current Market Price of the Maxtor Common Stock, such reduction to be effective immediately prior to the opening of business on the day following the Distribution Record Date; provided, however, that in the event the portion of
                          --------  -------
the cash so distributed applicable to one share of Maxtor Common Stock is equal to or greater than the Current Market Price of the Maxtor Common Stock on the Distribution Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each Note on the Distribution Record Date. In the event that such dividend or distribution is not so paid or made, the Maxtor Conversion Price shall again be adjusted to be the Maxtor Conversion Price which would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 503(e) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this Section 503(e) above as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution.

          (f) In case a tender or exchange offer made by Maxtor or any Maxtor Subsidiary for all or any portion of the Maxtor Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to Maxtor stockholders of consideration per share of Maxtor Common Stock having a fair market value (as determined by the Board of Directors of Maxtor, whose determination shall be conclusive and described in a resolution of the Board of Directors of Maxtor) that as of the last time (the "Maxtor Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Current Market Price of the Maxtor Common Stock on the Trading Day next succeeding the Maxtor Expiration Time, the Maxtor Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Maxtor Conversion Price in effect immediately prior to the Maxtor Expiration Time by a fraction of which the numerator shall be the number of shares of Maxtor Common Stock outstanding (including any tendered or exchanged shares) on the Maxtor Expiration Time multiplied by the Current Market Price of the Maxtor Common Stock on the Trading Day next succeeding the Maxtor Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Maxtor Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Maxtor Purchased Shares") and (y) the product of the number of shares of Maxtor Common Stock outstanding (less any Maxtor Purchased Shares) on the Maxtor Expiration Time and the Current Market Price of the Maxtor Common Stock on the Trading Day next succeeding the Maxtor Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Maxtor Expiration Time. In the event that Maxtor is obligated to purchase shares pursuant to any such tender or exchange offer, but Maxtor is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Maxtor Conversion Price shall again be adjusted to be the Maxtor Conversion Price which would then be in effect if such tender or exchange offer had not been made.

          (g) In case of a tender or exchange offer made by a Person other than Maxtor or any Maxtor Subsidiary for an amount which increases the offeror's ownership of Maxtor Common Stock to more than 25% of the aggregate Maxtor Common Stock outstanding and shall involve the payment by such Person of consideration per share of Maxtor Common Stock having a fair market value (as determined by the Board of Directors of Maxtor, whose determination shall be conclusive, and described in a resolution of the Board of Directors of Maxtor) at the last time (the "Maxtor Offer Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price of the Maxtor Common Stock on the Trading Day next succeeding the Maxtor Offer Expiration Time, and in which, as of the Maxtor Offer Expiration Time the Board of Directors of Maxtor is not recommending rejection of the offer, the Maxtor Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Maxtor Conversion Price in effect immediately prior to the Maxtor Offer Expiration Time by a fraction of which the numerator shall be the number of shares of Maxtor Common Stock outstanding (including any tendered or exchanged shares) on the Maxtor Offer Expiration Time multiplied by the Current Market Price of the Maxtor Common Stock on the Trading Day next succeeding the Maxtor Offer Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Maxtor Offer Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Maxtor Accepted Purchased Shares") and (y) the product of the number of shares of Maxtor Common Stock outstanding (less any Maxtor Accepted Purchased Shares) on the Maxtor Offer Expiration Time and the Current Market Price of the Maxtor Common Stock on the Trading Day next succeeding the Maxtor Offer Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Maxtor Offer Expiration Time. In the event that such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Maxtor Conversion Price shall again be adjusted to be the Maxtor Conversion Price which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 503(g) shall not be made if, as of the Maxtor Offer Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause Maxtor to engage in any transaction described in Article Eight of the Indenture.

     Section 504 Certain Definitions. For purposes of this Article Five, the following terms shall have the meaning indicated:

          (a) "Closing Price" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the New York Stock Exchange, or, if such security is not listed or admitted to trading on such exchange, on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of the Company or Maxtor, as the case may be, for that purpose, or a price determined in good faith by the Board of Directors of the Company or Maxtor, as the case may be, or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive.

          (b) "Current Market Price" shall mean the average of the daily Closing Prices per share of Quantum Common Stock or Maxtor Common Stock as applicable, for the ten consecutive Trading Days immediately prior to the date in question; provided, however, that (1) if the "ex" date (as hereinafter defined) for any
--------  -------
event (other than the issuance or distribution or Fundamental Change requiring such computation) that requires an adjustment to the Quantum Conversion Price or the Maxtor Conversion Price, as the case may be, pursuant to Section 502 or
Section 503, as applicable, occurs during such ten consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Quantum Conversion Price or the Maxtor Conversion Price, as the case may be, is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance, distribution or Fundamental Change requiring such computation) that requires an adjustment to the Quantum Conversion Price or the Maxtor Conversion Price pursuant to Section 502 or Section 503, as applicable, occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the

"ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Quantum Conversion Price or the Maxtor Conversion Price, as the case may be, is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance, distribution or Fundamental Change requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors of the Company or Maxtor, as the case may be, or, to the extent permitted by applicable law, a duly authorized committee thereof in a manner consistent with any determination of such value for purposes of Section 502(d), (f) or (g), in the case of Quantum Common Stock, or Section 503 (d), (f) or (g), in the case of Maxtor Common Stock, whose determination shall be conclusive and described in a resolution of the Board of Directors of the Company or Maxtor, as the case may be, or such duly authorized committee thereof, as the case may be) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Quantum Common Stock or Maxtor Common Stock, as the case may be, as of the close of business on the day before such "ex" date. For purposes of any computation under Section 502(f) or (g) in the case of Quantum Common Stock, or 503(f) or (g) in the case of Maxtor Common Stock, the Current Market Price on any date shall be deemed to be the average of the daily Closing Prices per share of Quantum Common Stock or Maxtor Common Stock, as the case may be, for such day and the next two succeeding Trading Days; provided, however,
                                                           --------  -------
that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Quantum Conversion Price or Maxtor Conversion Price pursuant to Section 502 or Section 503 occurs on or after the Expiration Time, Offer Expiration Time, Maxtor Expiration Time or Maxtor Offer Expiration Time, as the case may be, for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Quantum Conversion Price or the Maxtor Conversion Price, as the case may be, is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Quantum Common Stock or Maxtor Common Stock, as the case may be, trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Quantum Common Stock or Maxtor Common Stock, as the case may be, means the first date on which the Quantum Common Stock or Maxtor Common Stock, as the case may be, trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any tender or exchange offer means the first date on which the Quantum Common Stock or Maxtor Common Stock, as the case may be, trades regular way on such exchange or in such market after the Expiration Time, Offer Expiration Time, Maxtor Expiration Time or Maxtor Offer Expiration Time, as the case may be, of such offer.

          (c) "Distribution Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Quantum Common Stock or Maxtor Common Stock, as the case may be, have the right to receive any cash, securities or other property or in which such Quantum Common Stock or Maxtor Common Stock, as the case may be, (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors of the Company or the Board of Directors of Maxtor, as the case may be, or by statute, contract or otherwise).

          (d) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

          (e) "Trading Day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or such other national securities exchange is open for business or (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made on thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

   Section 505  General Conversion Provisions

          (a) No adjustment in the Quantum Conversion Price or the Maxtor Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in either such price; provided, however,
                                                          --------  -------
that any adjustments which by reason of this Section 505(a) are not required to be made shall be carried forward and taken into account in any subsequent adjustment of the Quantum Conversion Price or the Maxtor Conversion Price, as the case may be. All calculations under this Article Five with respect to the Quantum Common Stock shall be made by the Company and with respect to the Maxtor Common Stock by Maxtor, and shall be made to the nearest one tenth of a cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for rights to purchase Quantum Common Stock pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for rights to purchase Maxtor Common Stock pursuant to a Maxtor plan for reimbursement of dividends or interest. To the extent the Notes become convertible into cash, assets, property or securities (other than capital stock of the Company or Maxtor), no adjustment need be made thereafter as to the cash, assets, property or such securities. Interest will not accrue on the cash.

          (b) Whenever the Quantum Conversion Price is adjusted as herein provided, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the Quantum Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Whenever the Maxtor Conversion Price is adjusted as herein provided, Maxtor shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate signed by the applicable officers of Maxtor setting forth the Maxtor Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company or Maxtor, as the case may be, shall prepare a notice of such adjustment of the Quantum Conversion Price or the Maxtor Conversion Price, as the case may be, setting forth the adjusted Quantum Conversion Price or Maxtor Conversion Price, as the case may be, and the date on which each adjustment becomes effective and shall mail such notice of such adjustment to the Holder of each Note at his last address appearing on the Security Register within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

          (c) In any case in which this Article Five provides that an adjustment shall become effective immediately after a record date for an event, the Company or Maxtor, as the case may be, may defer until the occurrence of such event (i) issuing to the Holder of any Note converted after such record date and before the occurrence of such event the additional shares of Quantum Common Stock or Maxtor Common Stock, as the case may be, issuable upon such conversion by reason of the adjustment required by such event over and above the Quantum Common Stock and Maxtor Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 1403 of the Indenture.

          (d) For purposes of this Article Five, the number of shares of Quantum Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Quantum Common Stock.

     The Company will not pay any dividend or make any distribution on shares of Quantum Common Stock held in the treasury of the Company. For purposes of this Article Five, the number of shares of Maxtor Common Stock at any time outstanding shall not include shares held in the treasury of Maxtor but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Maxtor Common Stock. Maxtor will not pay any dividend or make any distribution on shares of Maxtor Common Stock held in the treasury of Maxtor.

          (e) The Company may make such reductions in the Quantum Conversion Price, in addition to those required by this Sections 502 or 503, as the

     Board of Directors of the Company considers to be advisable to avoid or diminish any income tax to holders of Quantum Common Stock or rights to purchase Quantum Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

             Maxtor may make such reductions in the Maxtor Conversion Price, in addition to those required by this Section 503, as the Board of Directors of Maxtor considers to be advisable to avoid or diminish any income tax to holders of Maxtor Common Stock or rights to purchase Maxtor Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

             To the extent permitted by applicable law, the Company from time to time may reduce the Quantum Conversion Price by any amount for any period of time if the period is at least twenty (20) days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive. Whenever the Quantum Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to holders of record of the Notes a notice of the reduction at least fifteen (15) days prior to the date the reduction takes effect, and such notice shall state the reduced Quantum Conversion Price and the period during which it will be in effect.

             To the extent permitted by applicable law, Maxtor from time to time may reduce the Maxtor Conversion Price by any amount for any period of time if the period is at least twenty (20) days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of Maxtor, which determination shall be conclusive. Whenever the Maxtor Conversion Price is reduced pursuant to the preceding sentence, Maxtor shall mail to holders of record of the Notes a notice of the reduction at least fifteen
     (15) days prior to the date the reduction takes effect, and such notice shall state the reduced Maxtor Conversion Price and the period during which it will be in effect.

Section 106  Amendment to Section 301 of the First Supplemental Indenture.

             Section 301 of the First Supplemental Indenture is hereby amended by replacing in its entirety the following:

                                 ARTICLE THREE

                               CERTAIN COVENANTS

             Section 301  Registration and Listing.

             The Company (i) will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States Federal or state law (including the Securities Act, the Exchange Act and state securities and Blue Sky laws) before the shares of Quantum Common Stock issuable upon conversion of Notes may be lawfully issued and delivered, and thereafter publicly traded, and qualified or listed as contemplated by clause (ii); and (ii) will list the shares of Quantum Common Stock required to be issued and delivered upon conversion of the Notes prior to such issuance or delivery on the New York Stock Echangeor such other exchange or automated quotation as the Quantum Common Stock is then listed at such date of conversion.

             Maxtor (i) will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States Federal or state law (including the Securities Act, the Exchange Act and state securities and Blue Sky laws) before the shares of Maxtor Common Stock issuable upon conversion of Notes may be lawfully issued and delivered, and thereafter publicly traded, and qualified or listed as contemplated by clause (ii); and (ii) will list the shares of Maxtor Common Stock required to be issued and delivered upon conversion of the Notes prior to such issuance or delivery on the Nasdaq National Market or such other exchange or automated quotation as the Maxtor Common Stock is then listed at such date of conversion.

             The provisions of Section 1008 of the Indenture shall not apply to this Section 301.

Section 107  Amendment to Annex 1.

     Annex 1 of the First Supplemental Indenture is hereby replaced in its entirety with Annex 1 hereto.

                                  ARTICLE TWO
                                 MISCELLANEOUS

Section 201  Reference to and Effect on the Indenture.

     This Supplemental Indenture shall be construed as supplemental to the Indenture and all the terms and conditions of this Supplemental Indenture shall be deemed to be part of the terms and conditions of the Indenture. This Supplemental Indenture is subject to the provisions of the Trust Indenture Act, and shall, to the extent applicable, be governed by such provisions.

Section 202  Supplemental Indenture May be Executed In Counterparts.

     This instrument may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 203  Effect of Headings.

     The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 204  Separability.

     In case any one or more of the provisions contained in this Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provisions of this Supplemental Indenture or of the Notes, but this Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 205  Governing Law.

     THIS SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

Section 206  Company's Obligations with Respect to Maxtor.

     The Company will be required to fulfill any and all obligations set forth in this Supplemental Indenture of Maxtor in the event and to the extent that Maxtor fails to fulfill its obligations set forth in this Supplemental Indenture.

Section 207  Access to Information

     The Trustee and the Company shall provide Maxtor with access to all Books , Records, and personnel, upon reasonable request in writing by Maxtor, required for Maxtor to meet its obligations set forth in this Supplemental Indenture, including, without limitation, lists of the holders of the Notes.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed all as of the day and year first above written.


                                Quantum Corporation

                                By: /s/ Richard L. Clemmer
                                   _____________________________________________
                                   Richard L. Clemmer
                                   Executive Vice President, Finance and
                                   Chief Financial Officer




                                Maxtor Corporation



                                By: /s/ Glenn Stevens
                                   _____________________________________________







                                LaSalle Bank National Association (f/k/a
                                LaSalle National Bank), as Trustee


                                By: /s/ Victoria Douyon
                                   _____________________________________________

                                   Victoria Douyon, Vice President

                                    Annex 1

                           [Form of Face of Security]

[If the Security is a Global Security, insert -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

                              QUANTUM CORPORATION

                   7% Convertible Subordinated Note due 2004

No. __________                                                   $ ____________

                                                            CUSIP: ____________

     Quantum Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________, or registered assigns, the principal sum of ___________________ Dollars on August 1, 2004 and to pay interest thereon from August 1, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 1 and August 1 in each year, commencing February 1, 1998, at the rate of 7% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and any interest on this Security will be made at the office or agency of the Company maintained for such purpose in the Borough of

Manhattan, The City of New York, or at the option of the Holder of this Security, at the Corporate Trust Office, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company
                          --------  -------
payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, further, that a Holder with an aggregate principle amount in excess of
--------  -------
$5,000,000 will be paid by wire transfer in immediately available funds at the election of such Holder.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by their duly authorized officers and by its corporate seal to be affixed or imported hereon.

Dated:  ___________

                                       QUANTUM CORPORATION

                                       By:____________________________________
                                          Title:
Attest:

By:___________________________
   Title:

     The Trustee's certificates of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                       LASALLE BANK NATIONAL
                                       ASSOCIATION (f/k/a LaSalle National Bank)
                                       As Trustee

                                       By:____________________________________
                                           Victoria Douyon, Vice President

                          Form of Reverse of Security

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of August 1, 1997 (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), between the Company and LaSalle Bank National Association (f/k/a LaSalle National Bank), as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $287,500,000, and is issued pursuant to a Supplemental Trust Indenture supplementing the Indenture, dated as of August 1, 1997, from the Company to Trustee relating to the issuance of the "7% Convertible Notes due 2004" of this series (the "Supplemental Indenture").

     The Securities will not be subject to redemption prior to August 1, 1999 and will be redeemable on and after such date at the option of the Company, in whole or in part, upon not less than 15 nor more than 60 days' notice to the Holders, at the Redemption Prices (expressed as a percentage of principal amount) set forth below; provided, however, that the Securities will not be
                         --------  -------
redeemable following August 1, 1999, and before August 1, 2001, unless the fair market value of the Quantum Common Stock and Maxtor Common Stock issuable upon the conversion of $1,000 of principal amount of Notes, based on the Closing Prices for at least 20 Trading Days within a period of 30 consecutive Trading Days ending within five Trading Days prior to the notice of redemption, exceeds $1,250 (using the same Trading Days for determining the Closing Prices of both the Quantum Common Stock and the Maxtor Common Stock).

     The Redemption Price (expressed as a percentage of principal amount) is as follows for the 12 month periods beginning on August 1 of the following years:

     Year                                   Redemption Price
     ----                                   ----------------

     1999.......................                 105%
     2000.......................                 104%
     2001.......................                 103%
     2002.......................                 102%
     2003.......................                 101%

and 100% at August 1, 2004, in each case together with accrued and unpaid interest to, but excluding, the Redemption Date; provided, however, that
                                                 --------  -------
interest installments whose Stated Maturity is on such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

     The Securities are not subject to redemption through operation of any sinking fund.

     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     If a Fundamental Change (as defined in the Supplemental Indenture) occurs at any time prior to August 1, 2004, the Securities will be redeemable on the 30th day after notice thereof at the option of the Holder. Such payment shall be made at the following prices (expressed as a percentage of principal amount) in the event of a Fundamental Change occurring during the 12 month period beginning August 1 of the following years:

     Year                 Percentage       Year                  Percentage
     ----                 ----------       ----                  ----------
     1997.............        107%         2001.............        103%
     1998.............        106          2002.............        102
     1999.............        105          2003.............        101
     2000.............        104

and 100% at August 1, 2004; provided in each case that if the Applicable Price (as defined in the Supplemental Indenture) is less than the Reference Market Price (as defined in the Supplemental Indenture), the Company shall redeem such Securities at a price equal to the foregoing redemption price multiplied by the fraction obtained by dividing the Applicable Price by the Reference Market Price. In each case, the Company shall also pay accrued interest, if any, on such Securities to, but excluding, the Repurchase Date; provided, however, that
                                                        --------  -------
interest installments whose Stated Maturity is on such Repurchase Date will be paid to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Supplemental Indenture. The Company shall mail to all Holders a notice of the occurrence of a Fundamental Change and of the redemption right arising as a result thereof on or before the 10th day after the occurrence of such Fundamental Change. For a Security to be so repaid at the option of the Holder, the Company must receive at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, or, at the option of the Holder, the Corporate Trust Office of the Trustee, such Security with the form entitled "Option to Elect Redemption Upon a Fundamental Change" on the reverse thereof duly completed, together with such Securities duly endorsed for transfer, on or before the 30th day after the date of such notice (or if such 30th day is not a Business Day, the immediately succeeding Business Day).

     The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee as his or her attorney-in-fact for any and all such purposes.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, except that the Company will not be able to defease the right of the Holders to convert this Security pursuant to Article Fourteen of the Indenture.

     Subject to the provisions of the Indenture, the Holder of this Security is entitled, at its option, at any time on or before August 1, 2004 (except that, in case this Security or any portion hereof shall be redeemed, such right shall terminate with respect to this Security or portion hereof, as the case may be, so redeemed at the close of business on the first Business Day next preceding the date fixed for redemption as provided in the Indenture, unless the Company defaults in making the payment due upon redemption or except as otherwise provided in the Indenture), to convert any $1,000 of principal of Notes held by such holder into the number of Quantum Common Stock obtained by dividing $666.67 by the Quantum Conversion Price (initially $30.883) and into the number of Maxtor Common Stock obtained by dividing $333.33 by the Maxtor Conversion Price (initially $20.318), as the Quantum Conversion Price or the Maxtor Conversion Price may be adjusted from time to time, upon surrender of this Security, together with the conversion notice hereon duly executed, to be accompanied (if so required by the Company and Maxtor) by instruments of transfer, in form satisfactory to the Company and Maxtor and to the Trustee, duly executed by the Holder or by its duly authorized attorney in writing. Such surrender shall, if made during any period beginning at the close of business on a Regular Record Date and ending at the opening of business on the Interest Payment Date next following such Regular Record Date (unless this Security or the portion being converted shall have been called for redemption on a Redemption Date during the period beginning at the close of business on a Regular Record Date and ending at the opening of business on the first Business Day after the next succeeding Interest Payment Date, or if such Interest Payment Date is not a Business Day, the second such Business Day), also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no adjustment is to be made on conversion for interest accrued hereon or for dividends on shares of Quantum Common Stock or Maxtor Common Stock issued on conversion. Neither the Company nor Maxtor will be required to issue fractional shares upon any such conversion, but shall make adjustment therefor as provided in the Indenture. Each of the Quantum Conversion Price and the Maxtor Conversion Price is subject to adjustment as provided in the Indenture. In the event of conversion of this Security in part only, a new Security or Securities for the unconverted portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of more than 50% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 Abbreviations

     The following abbreviations, when used in the inscription of the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   -  as tenants in common             UNIF GIFT MIN ACT___________

     TEN ENT   -  as tenants by the entireties
                  (Cust)
     JT TEN    -  as joint tenants with right of   Custodian _____ under Uniform
                  survivorship and not as tenants           (Minor)
                  in common                        Gifts to Minors Act _________
                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

                               Conversion Notice

     To   Quantum Corporation:
          Maxtor Corporation

     The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Quantum Common Stock and Maxtor Common Stock of the Company in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If this Notice is being delivered on a date after the close of business on a Regular Record Date and prior to the opening of business on the related Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption on a Redemption Date after the close of business on a Regular Record Date and prior to the opening of business on the first Business Day after the next succeeding Interest Payment Date, or if such Interest Payment Date is not a Business Day, the next such Business Day), this Notice is accompanied by payment, in funds acceptable to the Company, of an amount equal to the interest payable on such Interest Payment Date of the principal of this Security to be converted. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect hereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

       Principal Amount to be Converted
     (in an integral multiple of $1,000, if less
               than all)
          $ __________

Dated:___________
                                             __________________________________

                                             __________________________________

                                             Signature(s) must be guaranteed by
                                             a qualified guarantor institution
                                             with membership in an approved
                                             signature guarantee program
                                             pursuant to Rule 17Ad-15 under the
                                             Securities Exchange Act of 1934 if
                                             shares of Quantum Common Stock and
                                             Maxtor Common Stock are to be
                                             delivered, or Securities to be
                                             issued, other than to and in the
                                             name of the registered owner.

                                             __________________________________
                                             Signature Guaranty

     Fill in for registration of shares of Quantum Common Stock or Maxtor Common Stock, or Securities to be issues, if to be issued otherwise than to the registered Holder.


___________________________        ____________________________________________
(Name)                              Social Security or Other Taxpayer
                                    Identification Number


___________________________
(Address)


___________________________

                          OPTION TO ELECT REDEMPTION
                           UPON A FUNDAMENTAL CHANGE

To:  Quantum Corporation

     The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from Quantum Corporation (the "Company") as to the occurrence of a Fundamental Change and requests and instructs the Company to redeem the entire principal amount of this Security, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security at the redemption price, together with accrued interest to, but excluding, such date, to the registered Holder hereof.

Dated: ______________________                ___________________________________

                                             ___________________________________
                                             Signature(s)

                                             Signature(s) must be guaranteed by
                                             a qualified guarantor institution
                                             with membership in an approved
                                             signature guarantee program
                                             pursuant to Rule 17Ad-15 under the
                                             Securities Exchange Act of 1934.


                                             ___________________________________
                                             Signature Guaranty

Principal amount to be redeemed
(in an integral multiple of $1,000,
if less than all):

__________________________________

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.